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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                               CURRENT INFORMATION

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 26, 1997


                              Gap Instrument Corp.
             (Exact name of registrant as specified in its charter)


New York                             000-02677                 11-1781357
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)             Identification No.)


100 Horse Block Road, Yaphank, NY                                     11980
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (516)924-1700



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 1.  Changes in Control of Registrant.


         On June 26, 1997 the Registrant issued 320,000,000 shares of its common stock, par value $.00001 per share, to James Edwardson, the Registrant's CEO and a director, for services rendered and valued at par value. Upon issuance of the shares Mr. Edwardson is the direct beneficial owner of 320,000,000 shares. In addition, Mr. Edwardson has the right to acquire from a third party 21,595,055 shares, and is the beneficial owner of 34,816,950 shares owned by Advanced Logic Resources Inc. and 34,496,732 shares owned by Eloco, Inc. Mr. Edwardson is the President and a director of both these companies. Mr. Edwardson is also the President and a director of Floco, Inc., ALR of West Virginia, Inc. and Edwardson Kennels, Inc. each of which own 25% of Advanced Logic Resources Inc. and Eloco Inc. Advanced Logic Resources owns 25% of Eloco, Inc. and Eloco, Inc. owns 25% of Advanced Logic Resources, Inc.

         Excluding the 21,595,055 shares which Mr. Edwardson has the right to acquire, he is the beneficial owner of 88.90% of the outstanding shares.

         In actuality there is no change in control, except that Mr. Edwardson now owns a sufficient number of shares in his own name to control the Registrant.
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth information as of July 1, 1997 of the Company's Common Stock with respect to the shares owned by its officers, directors, both individually and as a group, and by the record and/or beneficial owners of more than 5% of the outstanding amount of such stock.

Name and Address                            Amount and nature of
of beneficial owner                         beneficial ownership                Percentage of Class
-------------------                         --------------------                -------------------
James Edwardson                             410,908,737 (1)                              93.84%
244 Mill Road
Yaphank, NY 11980
CEO, Director

Letty Norjen                                 72,313,682(2)                               16.51%
P.O. Box 524
Yaphank, NY 11980
Secretary, Director

Advanced Logic Resources Inc.                43,516,133(3)                                9.93%
245 Mill Road
Yaphank, NY 11980

Eloco Inc.                                   42,325,969(4)                                9.66%
246 Mill Road
Yaphank, NY 11980

Michael Fasullo                              37,496,732(5)                                8.56%
68 Old Field Road
Yaphank, NY 11980
Director

Floco, Inc.                                  52,492,762(6)                               11.99%
ALR of West Virginia Inc.
Edwardson Kennels, Inc.
244 Mill Road
Yaphank, NY 11980

Robert Baer                                   2,026,000                                   0.46%
100 Horse Block Road
Yaphank, NY 11980
President

Officer and Directors                       484,934,737(1)(2)(5)                         95.67%
as a group (5 persons)



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1.       Includes 34,816,950 shares owned by Advanced Logic Resources, Inc.,
         34,496,732 shares owned by Eloco, Inc., and 21,595,055 shares that Mr. Edwardson has the right to acquire from a third person. Mr. Edwardson is the President and a director of Advanced Logic Resources, Inc. and Eloco, Inc.

2. Includes 34,816,950 shares owned by Advanced Logic Resources, Inc., 34,496,732 shares owned by Eloco, Inc. Ms. Norjen is the Secretary-Treasurer and a director of Advanced Logic Resources, Inc. and Eloco, Inc.

3. Includes 8,699,183 shares representing 25% of the shares owned by Eloco, Inc. of which it is a 25% owner of.

4. Includes 7,829,237 shares representing 25% of the shares owned by Advanced Logic Resources Inc. of which it is a 25% owner of.

5. Includes 34,496,732 shares owned by Eloco Inc. of which he is a director.

6. They are each 25% owners of Advanced Logic Resources Inc. and Eloco Inc. and the shares represent 75% of the shares owned by Advanced Logic Resources Inc. and Eloco Inc. James Edwardson if President and a director and Letty Norjen is Secretary-Treasurer and a director of Floco, Inc., ALR of West Virginia, Inc. and Edwardson Kennels Inc.



5.  Other Events.

         On June 26, 1997 the Registrant issued a total of 327,597,000 shares for services rendered, valued at par value $.00001 per share to a total of 32 individuals and entities, including the Registrant's officers and directors. The Registrants officers and directors received the following number of shares:
James Edwardson, CEO, director - 320,000,000 shares; Letty Norjen, Secretary, director - 1,000,000 shares; Michael Fasullo, director - 1,000,000 shares; Robert Baer, President - 1,000,000 shares.





         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GAP INSTRUMENT CORP.
                                            REGISTRANT



Dated:  July 9 , 1997                       /s/ James Edwardson
                                            -----------------------
                                            James Edwardson CEO



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